UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23566

Bow River Capital Evergreen Fund

(Exact name of registrant as specified in charter)

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Address of principal executive offices) (Zip code)

Jeremy Held

Bow River Asset Management LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Name and address of agent for service)

COPIES TO:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (303) 861-8466

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Bow River Capital Evergreen Fund

Annual Report

March 31, 2022

bowriverevergreen.com ● 1-888-330-3350
● DISTRIBUTED BY FORESIDE FINANCIAL SERVICES, LLC (MEMBER OF FINRA)

Bow River Capital Evergreen Fund

Table of Contents
March 31, 2022

Manager’s Discussion of Fund Performance	1
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to the Financial Statements	14
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Additional Information	37
Privacy Notice	38

Bow River Capital Evergreen Fund

Manager’s Discussion of Fund Performance

March 31, 2022 (Unaudited)

Dear Bow River Capital Evergreen Fund Investor:

We are pleased to present our annual report for the Bow River Capital Evergreen Fund.

The Bow River Capital Evergreen Fund (the “Fund”) was launched in May of 2020 to provide investors with access to institutional quality private equity investments with broader investment exposure and greater flexibility than traditional private investment funds. By providing access to private equity in an investor-friendly registered fund, we believe the Fund will transform the way investors approach the asset class and provide them with an important tool to build better portfolios.

The Fund seeks to capture the best practices of private equity investing by combining the specialization and agility of a middle market boutique with the access, scale and pricing power of a large institution. We believe the Fund’s flexible investment mandate, smaller check size and ability to perform diligence and close transactions quickly will provide the potential to generate attractive risk-adjusted returns.

Since its launch in 2020, the Fund has been well received by investors as both a private markets access vehicle and as a portfolio customization tool. As of March 31, 2022, the Fund has a diverse investor base including individuals, wealth management firms, family offices and institutional investors.

Highlights for the fiscal year-ended March 31, 2022 include the following:

●	The Fund returned 21.23% for the 1-year ending March 31, 2022.

●	The Fund deployed a total of $88 million during the fiscal year across more than 25 co-investment, secondary and primary fund transactions.

●	The Fund’s assets increased from $96 million in March 2021 to $221 million at the end March 2022.

Market Update

The Fund’s fiscal year 2022 (April 1, 2021 - March 31, 2022) was a tale of two markets, presenting both unique challenges and opportunities across the private market spectrum. In the first half of the fiscal year (i.e. through September 2021), deal flow was robust and risk assets continued to benefit from a favorable macroeconomic environment. Performance was strong for many of the Fund’s exiting assets, particularly in focus areas of the Fund, including cybersecurity, clean energy and software. However, as the fiscal year progressed, pricing in new deals reached record highs as euphoria from public markets began to spill over into many sub-sectors of private equity and private credit. This phenomenon was particularly acute in large/mega cap buyout deals and late-stage venture capital, both of which were transacting at or near public market multiples in many cases.

Given the challenging market backdrop, the Fund’s management team became increasingly concerned with high valuations, excessive fundraising and unrealistic growth projections. As market conditions began to change the Fund’s investment team remained disciplined, turning down the majority of deals that came through the pipeline, particularly those whose value creation plan was heavily dependent upon a public market exit. The Fund continued to target structured solutions and preferred equity as a way to introduce downside protection into the portfolio.

As we enter the Fund’s new fiscal year, we continue to be comforted by the strong fundamentals in our current portfolio. The Fund continues to invest significantly in the middle market, taking advantage of not only generally lower debt and equity multiples but also potentially stronger risk-adjusted performance. In addition, middle market companies tend to be more sensitive to idiosyncratic, company-specific risks rather than broader macro risk factors which should lead to less sensitivity to broader public market moves.

Portfolio and Deployment Update

The portfolio remains primarily focused on private equity investments with select private credit investments making up a much smaller percentage of the overall fund. The current asset allocation is very close to our long-term target, with direct investments becoming a much larger focus over the course of fiscal year 2022. We expect this trend to continue as we slowly increase single company exposures over time as primary and secondary fund allocations decline. The strategy continues to be focused on positions in control buyouts of mature, cash-flowing businesses – as a result, early-stage growth and venture equity investments will continue to represent a much smaller allocation due to higher perceived risk and typically longer value creation timelines. Each quarter we continue to deploy new capital, with broad exposure across industry, vintage year, and company size.

Bow River Capital Evergreen Fund

Manager’s Discussion of Fund Performance (Continued)

March 31, 2022 (Unaudited)

Performance

The Fund generated a 21.23% net return for the fiscal year ended March 31, 2022. Performance during the year was driven largely by valuation uplift in several diversified secondary investments as well as positive developments in several of the Fund’s early direct co-investments, particularly in the area of Software, Clean Energy and Logistics. Most notably, the Fund’s performance profile continues to broaden every quarter, contributing to a more consistent and balanced performance profile by strategy, with nearly equal contribution by co-investments, secondaries and primaries over the Fund’s fiscal year.

Comparison of a Hypothetical $250,000 Investment
in the Bow River Capital Evergreen Fund and the MSCI World Index*

* This graph compares a hypothetical $250,000 investment in the Fund’s Class I Shares with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses or fees, which would lower performance.

** The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for `world’ or `global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies. The index is used herein for illustrative purposes only. Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Index results assume the re-investment of all dividends and capital gains. The index is not a projection, prediction or guarantee of performance. Investments cannot be made directly into an index. The performance of the index shown represents unmanaged, passive buy-and-hold strategies, investment characteristics and risk/return profiles that differ materially from the Fund, and an investment in the Fund is not comparable to an investment in such index or in the securities that comprise the index.

Bow River Capital Evergreen Fund

Manager’s Discussion of Fund Performance (Continued)

March 31, 2022 (Unaudited)

Annualized Total Return Information
Share Class	1-Year	Since Inception
Class I	21.23%	24.41%
Class II	—%	4.88%(1)
Fund Benchmark
MSCI World Index(2)	10.12%	12.29%(3)

(1)	Cumulative performance listed for periods less than one year
(2)	Primary benchmark
(3)	Benchmark since inception returns reflect Institutional Class inception date

As of 3/31/2022 . Value creation estimated as profit/loss per transaction type in each period relative to total profit/loss for all investments. For illustrative purposes only. Past Performance is no guarantee of future results. Information is subject to change.

Outlook

The team remains focused on balancing conservative portfolio management with continued capital deployment as we move towards mid-year. The Fund is in the process of proactive secondary sales on strong performers that have reached our underwriting returns earlier than expected. This early liquidity, combined with cash from new inflows, will be re-deployed into targeted direct investments and seasoned primaries in the coming months. With respect to direct investments, the portfolio management team is focused on deploying capital in Bow River-favored themes with a preference for companies with strong organic growth momentum and pricing power to withstand an inflationary environment. We continue to underwrite multiple compression into our base case returns and seek companies that can execute acquisitions from free cash flow, as we believe these will be more accretive in a rising rate environment.

The Fund also plans to deploy additional capital into the secondary market as opportunities arise from not only market dislocation but also a supply / demand imbalance in institutional portfolios. The impact of both strong private market performance and poor public equity performance has created what we believe to be a denominator effect whereby many large investors are overallocated to private equity. This phenomenon is exacerbated by faster deployment cycles among private equity managers and an increasingly large number

Bow River Capital Evergreen Fund

Manager’s Discussion of Fund Performance (Continued)

March 31, 2022 (Unaudited)

of managers fundraising at the same time. As a result, many institutional investors may face pressure to liquidate a portion of their private equity portfolio in order to allocate to new funds and to maintain their overall target asset allocation, all potentially driving attractive pricing on LP sales. The Fund will look to take advantage of these trends as opportunities present themselves while keeping a keen eye on risk management and pricing discipline.

As always, the investment team is available to answer any questions about the Fund and we look forward to speaking with you in the future.

Sincerely,

The Bow River Capital Evergreen Fund Team

Jeremy Held	Michael Trihy	Richard Wham

An offer can only be made by the prospectus and only in jurisdictions in which such an offer would be lawful. The prospectus contains important information concerning risk factors and other material aspects of the Fund to carefully consider and must be read carefully before a decision to invest is made. Please visit www.bowriverevergreen.com or contact your Financial Advisor to obtain a copy of the prospectus.

The Fund commenced investment operations on December 31, 2020, after the conversion of a limited partnership Account, Bow River Capital Evergreen Private Equity Fund LP, which commenced operations on May 22, 2020, (the “Predecessor Account”), into shares of the Fund’s Class I Shares. Information portrayed prior to December 31, 2020 is for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Performance data quoted represents past performance and is no guarantee of future results. Total return figures include the reinvestment of dividends and capital gains. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888)-330-3350.

Any person subscribing for an investment must be able to bear the risks involved and must meet the suitability requirements of the Fund. Investors could lose all or a substantial amount of their investment. No assurance can be given that the Fund’s investment objectives will be achieved. The Fund is speculative and involves a substantial degree of risk. The Fund is a closed-end, non-diversified management investment company that will make periodic repurchase offers for its securities and is highly illiquid. There is no secondary market for investors’ interests, and none is expected to develop. There are certain restrictions on transferring interests. Fees and expenses will offset the Fund’s trading profits. The Fund is subject to conflicts of interest. Other risks include those related to equity securities, fixed income securities, high-yield/high risk bonds, listed private equity, listed infrastructure securities, foreign securities, derivative instruments, leverage, capital calls, investment manager risk, as well as those related to general economic and market conditions, all of which may present significant risks. Please see the prospectus for more information on these and other risks.

Bow River Asset Management LLC d/b/a Bow River Capital (“Bow River Capital”) is the management company for the Bow River Funds.

All statements made herein are opinions of Bow River Capital and should not be construed as investment advice and recommendations.

Fund Distributor: Foreside Financial Services, LLC

Bow River Capital Evergreen Fund

Schedule of Investments

March 31, 2022

Fair Value
Private Investments — 78.1%
Co-Investments — 33.0%
ACP Hyperdrive Co-Invest, LLC[1,2,4]	$2,500,000
AP DSB Co-Invest II, LP1,2,3	4,768,120
Ashgrove Speciality Lending Investments I, 8.75% (SONIA + 8.25%), 4/9/2026, principal GBP 1,000,000[1,4]	982,280
Biloxi Co-Investment Partners, LP1,2,4	1,453,642
BW Colson Co-Invest Feeder (Cayman), LP1,2,3	4,237,743
CL Oliver Co-Invest I, LP1,2,3	997,203
Coyote 2021, LP1,2,3	7,634,095
Ecoville Investments Limited, 9.50%, 1/11/24, principal $2,000,000[1,4]	2,002,500
Enak Aggregator, LP1,2,4	2,772,887
Falcon Co-Investment Partners, LP1,2,4	2,898,551
ISH Co-Investment Aggregator, LP1,2,3	2,427,658
OceanSound Partners Co-Invest II, LP - Series B1,2,3,5	2,491,234
Onex OD Co-Invest, LP1,2,3	4,261,765
Palmer Square Loan Funding 2021-3, Ltd.[1,4]	1,829,524
Polaris Newco, 9.00% (LIBOR +8.00%, 1.00% Floor), 6/4/2029, principal $2,000,000[1,4]	1,980,000
Project Stream Co-Invest Fund, LP1,2,3	2,231,564
Sand Trust Series 21-1A - Class SUB[1,4]	1,069,272
SEP Hamilton III Aggregator, LP1,2,3	6,364,169
SEP Skyhawk Fund III Aggregator, LP1,2,3	529,660
The Global Atlantic Financial Group, LLC[1,2,4]	3,800,000
US Hospitality Publishers, Inc., 8.00% (LIBOR + 7.00%, 1.00% Floor), 12/18/2025, principal $2,000,000[1,4]	1,511,816
VCPF III Co-Invest 1-A, LP1,3	2,569,539
Veregy Parent, LLC[1,2,4]	3,000,000
WestCap Cerebral Co-Invest 2021, LLC[1,2,3]	658,647
WestCap LoanPal Co-Invest 2020, LLC[1,2,3]	5,709,322
Wildcat 21 Co-Invest Fund, LP1,2,3	2,250,053
Total Co-Investments (Cost $56,269,277)	72,931,244

Primary Funds — 18.9%
Ashgrove Speciality Lending Fund I SCSp RAIF[1,2,3]	400,139
Avista Capital Partners V, LP1,2,3	3,871,095
Coller Credit Opportunities I - B, LP1,3	1,273,112
EnCap Energy Transition Fund 1-A, LP1,2,3	2,886,564
Grain Spectrum Holdings III (Cayman), LP1,2,3	2,369,316
Lynx EBO Fund I (A), LLC[1,2,3]	2,327,397
OceanSound Partners Fund, LP1,2,3	2,805,903
Onex Structured Credit Opportunities International Fund I, LLC[1,3]	1,647,173
Overbay Fund XIV Offshore, LP1,2,4	2,715,280
Sumeru Equity Partners Fund III, LP1,2,3	2,402,947
WestCap Strategic Operator Fund II, LP1,2,3	2,703,929
Private Investments — 78.1% (continued)
Primary Funds — 18.9% (continued)
WestCap Strategic Operator U.S. Feeder Fund, LP1,2,4	$11,805,826
Whitehorse Liquidity Partners IV, LP1,2,3	3,811,168
Whitehorse Liquidity Partners V, LP1,2,4	792,893
Total Primary Funds (Cost $28,946,412)	41,812,742

Private Investment Funds — 9.2%
PIMCO DSCO Fund II Offshore Feeder, LP1,2,3	4,739,009
Post Limited Term High Yield Fund, LP1,2,3	6,002,964
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.[1,2,3]	5,141,943
Voloridge Sustainability Fund, LP1,2,3	4,501,634
Total Private Investment Funds (Cost $20,209,485)	20,385,550

Secondary Funds — 17.0%
BRCE SPV I, LLC[1,4]	244,959
Coller Credit Opportunities I - Annex I, SLP[1,3]	3,216,613
Coller International Partners VI Feeder Fund, LP - Class A1,2,3	1,425,366
Coller International Partners VII Feeder Fund, LP - Series B1,2,3	2,672,377
Forrest Holdings I, LP - Class A1,2,4	1,616,142
Forrest Holdings I, LP - Class B1,2,4	3,255,000
Global Infrastructure Partners II-C, LP1,2,4	1,012,542
Graphite Capital Partners VIII D, LP1,2,4	5,140,337
KH Aggregator, LP1,2,3	5,387,154
Overbay Fund XIV (AIV III), LP1,2,3	2,988,115
Overbay Fund XIV Offshore (AIV), LP1,2,4,5	5,181,429
Porcupine Holdings, LP - Class A1,2,3	3,047,201
Porcupine Holdings, LP - Class B1,2,3	2,498,782
Total Secondary Funds (Cost $18,664,375)	37,686,017
Total Private Investments (Cost $124,089,549)	172,815,553

Exchange Traded Funds — 1.4%
Equity Funds — 1.4%
Core Alternative ETF, shares 100,000	3,037,000
Total Exchange Traded Funds (Cost $3,047,500)	3,037,000

Short-Term Investments — 19.0%
UMB Money Market Fidicuary, 0.01%, shares 8,113,000[6,7]	8,113,000
Goldman Sachs Financial Square Government Fund - Institutional Class, 0.24%, shares 34,050,006[6]	34,050,006
Total Short-Term Investments (Cost $42,163,006)	42,163,006

Total Investments (Cost $169,300,055) — 98.5%	$218,015,559
Other assets in excess of liabilities — 1.5%	3,271,799
Net Assets — 100%	$221,287,358

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Schedule of Investments (Continued)

March 31, 2022

LLC - Limited Liability Company

LP - Limited Partnership

LIBOR - London Interbank Offered Rate

RAIF - Reserved Alternative Investment Fund

SCSp - Special Limited Partnership

SLP - Special Limited Partnership

SONIA - Sterling Overnight Index Average

1

Restricted security. The total value of these securities is $172,815,553, which represents 78.1% of total net assets of the Fund. Please refer to Restricted Securities in the Notes to the Financial Statements.

2	Non-income producing .

3

Investment is valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

4	Level 3 securities fair valued using significant unobservable inputs. The total value of these securities is $57,564,880, which represents 26.0% of total net assets of the Fund.

5	Affiliated investment for which ownership exceeds 10% of the investment’s capital. Please refer to Note 6 in the Notes to the Financial Statements.

6	Rate disclosed represents the seven day yield as of the Fund’s period end.

7

The UMB Money Market Fidicuary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The Fund may redeem its investments in whole, or in part, on each business day.

On March 31, 2022, the Bow River Capital Evergreen Fund had an outstanding forward foreign currency contract with terms as set forth below:

				Contract Amount
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Buy	Sell	Value	Unrealized Depreciation
June 30, 2022	Bannockburn Global Forex, LLC	USD	GBP	$3,933,600	GBP 3,000,000	$3,938,429	$(4,829)
							$(4,829)

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Summary of Investments
March 31, 2022

Security Type/Geographic Region	Percent of Total Net Assets
Private Investments
North America	61.8%
Global	11.2%
Europe	4.2%
Asia	0.9%
Total Private Investments	78.1%
Exchange Traded-Funds
North America	1.4%
Total Exchange Traded-Funds	1.4%
Short-Term Investments	19.0%
Total Investments	98.5%
Other assets in excess of liabilities	1.5%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Assets and Liabilities

March 31, 2022

Assets:
Unaffiliated investments, at fair value (cost $123,728,372)	$168,179,890
Affiliated investments, at fair value (cost $3,408,677)	7,672,663
Short-term investments, at fair value (cost $42,163,006)	42,163,006
Cash	1,005,768
Investments paid in advance at fair value (cost $9,945,832)	10,786,865
Due from Adviser	50,545
Interest receivable	71,916
Prepaid expenses	89,064
Total Assets	230,019,717

Liabilities:
Unrealized depreciation on forward foreign currency contracts	4,829
Payables
Shareholder subscriptions received in advance	8,113,000
Investment management fee	317,601
Distribution and service fees	1,301
Interest fees	6,250
Professional fees	246,441
Transfer agent fees	11,377
Accounting and administration fees	21,249
Other accrued liabilities	10,311
Total Liabilities	8,732,359
Commitments and contingencies (Note 9)

Net Assets	$221,287,358

Composition of Net Assets:
Paid-in capital	$176,664,959
Total distributable earnings	44,622,399
Net Assets	$221,287,358

Net Assets Attributable to:
Class I Shares	$214,877,964
Class II Shares	6,409,394
$221,287,358
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, 100,000 shares registered; par value of $0.001):
Class I Shares	5,341,595
Class II Shares	159,419
5,501,014
Net Asset Value per Share[1]:
Class I Shares	$40.23
Class II Shares	40.20

[1]	Each share class is subject to an early repurchase fee of 2.00% on any shares sold within 365 days of purchase.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Operations

For the Year Ended March 31, 2022

Investment Income:
Interest income from unaffiliated investments	$728,468
Dividend income from unaffiliated investments	34,735
Other Income	62,527
Total Investment Income	825,730

Expenses:
Investment management fee (Note 5)	2,734,235
Audit and tax fees	115,500
Offering fees	128,572
Accounting and administration fees	188,722
Legal fees	288,000
Trustee fees (Note 5)	95,000
Distribution and service fees (Class II)	2,589
Transfer agent fees	42,001
Chief Compliance Officer and Chief Financial Officer fees (Note 5)	81,750
Other fees	93,620
Custody fees	25,600
Total Expenses	3,795,589
Fund expenses waived by the Adviser (Note 5)	(257,589)
Net Expenses	3,538,000
Net Investment Loss	(2,712,270)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Unaffiliated investments	447,983
Foreign currency transactions	(7,572)
Forward foreign currency contracts	155,100
Total net realized gain	595,511
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	32,705,868
Affiliated investments	1,721,284
Investments paid in advance	841,033
Forward foreign currency contracts	18,001
Total net change in unrealized appreciation	35,286,186
Net Realized and Unrealized Gain	35,881,697

Net Increase in Net Assets from Operations	$33,169,427

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2022	For the period ended March 31, 2021[2]
Net Increase in Net Assets from:
Operations:
Net investment loss	$(2,712,270)	$(348,775)
Net realized gain (loss)	595,511	(58,047)
Net change in unrealized appreciation	35,286,186	8,068,713
Net Increase in Net Assets Resulting from Operations	33,169,427	7,661,891

Distributions to Shareholders:
Distributions:
Class I	(1,278,522)	—
Net Decrease in Net Assets from Distributions to Shareholders	(1,278,522)	—

Capital Transactions:
Proceeds from shares sold:
Class I	88,816,420	88,141,944	[3]
Class II	6,091,328 [1]	—
Reinvestment of distributions:
Class I	1,077,120	—
Cost of shares repurchased:
Class I	(2,492,250)	—
Net Increase in Net Assets from Capital Transactions	93,492,618	88,141,944

Total Net Increase in Net Assets	125,383,523	95,803,835

Net Assets
Beginning of period	95,903,835	100,000	[4]
End of period	$221,287,358	$95,903,835

Capital Share Transactions:
Shares sold:
Class I	2,512,347	2,859,318
Class II	159,419 [1]	—
Shares issued in reinvestment of distributions:
Class I	28,100	—
Shares redeemed:
Class I	(68,170)	—
Net Increase in Capital Shares Outstanding	2,631,696	2,859,318

[1]	Reflects operations for the period from January 3, 2022 (commencement of operations) to March 31, 2022.
[2]

Reflects operations from January 1, 2021 (commencement of operations) to March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

[3]

Includes $71,531,389 of paid-in-capital received from an in-kind subscription effective as of the close of business on December 31, 2020. The total value received of $71,531,389 from this non-taxable event represented $57,623,652 in securities cost, $6,223,658 in net unrealized appreciation, and $7,684,079 in other assets in exchange for 2,318,250 shares of Class I.

[4]

The Investment Adviser made an initial Class I share purchase of 10,000 shares for $100,000 at a $10.00 net asset value on October 29, 2020. After the close of business on December 31, 2020, these shares were exchanged for 3,381 shares at a $30.86 net asset value due to the reorganization of the Bow River Capital Evergreen Private Equity Fund, LP shares into Class I of the Fund.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Cash Flows

For the Year Ended March 31, 2022

Cash Flows from Operating Activities
Net increase in net assets from operations	$33,169,427
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized gain from investments	(447,983)
Net realized loss from foreign currency transactions	7,572
Net realized gain from foreign currency contracts	(155,100)
Net change in unrealized appreciation from investments	(34,427,152)
Net change in unrealized appreciation from investments paid in advance	(841,033)
Net change in unrealized appreciation from foreign currency contracts	(18,001)
Purchases of investments	(81,864,750)
Sales of investments	24,452,547
Purchases of short term investments, net	(22,455,348)
(Increase)/Decrease in Assets:
Due from Adviser	(50,545)
Interest receivable	(2,760)
Deferred offering costs	128,572
Prepaid expenses	(57,594)
Investments paid in advance	(7,336,969)
Increase/(Decrease) in Liabilities:
Depreciation on forward foreign currency contracts	3,402
Shareholder subscriptions received in advance	(2,276,657)
Investment management fee	314,516
Interest fees	6,250
Distribution and service fees	1,301
Professional fees	156,332
Transfer agent fees	(3,192)
Accounting and administration fees	2,968
Other accrued liabilities	4,479
Net Cash Used in Operating Activities	(91,689,718)

Cash Flows from Financing Activities
Proceeds from shares sold	$94,907,748
Distributions paid to shareholders, net of reinvestments	(201,402)
Payments for shares repurchased	(2,492,250)
Net Cash Provided by Financing Activities	92,214,096

Effects of foreign currency exchange rate changes in cash	165,529

Net increase in cash	689,907

Cash at beginning of period	315,861
Cash at end of period	$1,005,768

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Financial Highlights

Class I Shares

Per share operating performance. For a capital share outstanding throughout the period.
	For the year ended March 31, 2022[1]	For the period ended March 31, 2021[1,2]
Net Asset Value, beginning of period	$33.42	$30.86
Income from Investment Operations:
Net investment loss[3]	(0.63)	(0.13)
Net realized and unrealized gain on investments	7.71	2.69
Total from investment operations	7.08	2.56

Distributions to investors:
From net realized gain	(0.27)	—
Total distributions to investors	(0.27)	—

Net Asset Value, end of period	$40.23	$33.42

Total Return[4]	21.23%	8.30%[5]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$214,878	$95,904

Net investment loss[6]	(1.73)%	(1.71)%[7]

Gross expenses inclusive of interest expense[6,8]	2.42%	3.06%[9]
Net expenses inclusive of interest expense[6,10]	2.26%	2.25%[7]

Gross expenses exclusive of interest expense[6,8]	2.41%	3.06%[9]
Net expenses exclusive of interest expense[6,10]	2.25%	2.25%[7]

Portfolio Turnover Rate	19%	21%[5]
Borrowings - Revolving Credit Facility	$—	—
Assets Coverage per $1,000 of Borrowings[11]
Revolving Credit Facility	Not Applicable	Not Applicable

[1]

Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[2]

Reflects operations for the period January 1, 2021 (commencement of operations) through March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

[3]	Per share data is computed using the average shares method.
[4]

Total returns are a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. Returns shown do not include payment of a 2.00% early repurchase fee for shares redeemed within 365 days of purchase. If the early repurchase fee was included, total returns would have been lower. Returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

[5]	Not annualized for periods less than one year.
[6]

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2022, the Fund’s underlying investment companies inlcuded a range of management fees from 0.50% to 2.00% (unaudited) and peformance fees from 10% to 20% (unaudited).

[7]	Annualized.
[8]	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements.
[9]	Annualized, with the exception of non-recurring organizational costs.
[10]	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or reimbursements by the Adviser (Note 5).
[11]	Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Financial Highlights

Class II Shares

Per share operating performance. For a capital share outstanding throughout the period.
For the period ended March 31, 2022[1,2]
Net Asset Value, beginning of period	$38.33
Income from Investment Operations:
Net investment loss[3]	(0.14)
Net realized and unrealized gain on investments	2.01
Total from investment operations	1.87

Net Asset Value, end of period	$40.20

Total Return[4]	4.88%[5]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$6,409

Net investment loss[6]	(1.71)%[7]

Gross expenses inclusive of interest expense[6,8]	2.67%[7]
Net expenses inclusive of interest expense[6,9]	2.51%[7]

Gross expenses exclusive of interest expense[6,8]	2.66%[7]
Net expenses exclusive of interest expense[6,9]	2.50%[7]

Portfolio Turnover Rate	19%[10]
Borrowings - Revolving Credit Facility	$—
Assets Coverage per $1,000 of Borrowings[11]
Revolving Credit Facility	Not Applicable

[1]	Reflects operations for the period January 3, 2022 (commencement of operations) through March 31, 2022.
[2]

Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[3]	Per share data is computed using the average shares method.
[4]

Total returns are a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. Returns shown do not include payment of a 2.00% early repurchase fee for shares redeemed within 365 days of purchase. If the early repurchase fee was included, total returns would have been lower. Returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

[5]	Not annualized for periods less than one year.
[6]

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2022, the Fund’s underlying investment companies inlcuded a range of management fees from 0.50% to 2.00% (unaudited) and peformance fees from 10% to 20% (unaudited).

[7]	Annualized.
[8]	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements.
[9]	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or reimbursements by the Adviser (Note 5).
[10]	The portfolio turnover rate is calculated at the Fund level. The percentage listed was calculated for the year ended March 31, 2022.
[11]	Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Notes to the Financial Statements

MARCH 31, 2022

1. Organization

Bow River Capital Evergreen Fund (the “Fund”) was organized on April 21, 2020 as a statutory trust under the laws of the state of Delaware. The Fund’s inception date was December 31, 2020. The Fund’s commencement of investment operations date was on the business day following the inception date. Bow River Asset Management, LLC made an initial Class I purchase of 10,000 shares for $100,000 at a $10.00 net asset value on October 29, 2020. After the close of business on December 31, 2020, these shares were exchanged for 3,381 shares at $29.58 net asset value due to the reorganization of the Bow River Capital Evergreen Private Equity Fund, LP shares into Class I of the Fund. The Fund currently offers two classes of shares: Class I Shares and Class II Shares (“Shares”). Class II Shares commenced operations on January 3, 2022. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund is available to “accredited investors” within the meaning of Rule 501 under the Security Act of 1933, as amended.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential. The Fund will seek to achieve its investment objective through broad exposure to private equity, private credit, and semi-liquid or listed investments, that may include: (i) direct investments; (ii) secondary investments; (iii) private credit instruments; (iv) primary fund commitments; (v) direct or secondary purchases of liquid credit instruments; (vi) other liquid investments; and (vii) short-term investments.

Bow River Asset Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Aksia CA LLC (f/k/a Aksia TorreyCove Partners, LLC), an investment adviser registered under the Advisers Act, serves as a non-discretionary investment consultant to the Fund. The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund. The Board may delegate any of its rights, powers, and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

Bow River Capital Evergreen Fund is the successor to a limited partnership, Bow River Capital Evergreen Private Equity Fund, LP, which was organized in March 2020. Effective as of the close of business on December 31, 2020, all the assets, subject to liabilities of Bow River Capital Evergreen Private Equity Fund, LP, were transferred to Bow River Capital Evergreen Fund in exchange for 2,318,250 Class I shares. Bow River Capital Evergreen Fund has substantially the same investment objectives and strategies as did Bow River Capital Evergreen Private Equity Fund, LP and has the same portfolio management team. The net asset value of the Class I shares resulting from these tax-free transactions on the close of business December 31, 2020, after the reorganization, was $30.86 and received in-kind subscriptions of Securities valued at $63,847,310 and Other Net Assets valued at $7,684,079 in exchange for 2,318,250 Class I shares. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of Bow River Capital Evergreen Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates – The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The presentation of the financial statements are in conformity with generally accepted accounting principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses – Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 5).

Investment Transactions – Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar for dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Valuation – The Fund will calculate its net asset value (“NAV”) as of the close of regular trading on the New York Stock Exchange on the last business day of each calendar week, each business day for the five business days preceding a repurchase request deadline (at such specific time set by the Board), each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved pricing procedures (the “Pricing Procedures”) and valuation procedures for the Fund (the “Valuation Procedures”) and will oversee the implementation of such procedures. UMB Fund Services, Inc. (the “Administrator”) will utilize the Pricing Procedures to price portfolio securities and the Valuation Procedures will be utilized by a separate valuation committee, consisting of officers of the Fund and representatives from the Adviser (the “Valuation Committee”). The Valuation Committee will be responsible for determining the fair value of the Fund’s investments.

In addition to having representation on the Valuation Committee, the Adviser may assist in making valuation determinations, provide primary oversight of valuation of the Fund’s investments and act in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB’s ASC 820 — Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will fair value portfolio securities held by the Fund when the price of a portfolio security is deemed unavailable or unreliable, and therefore cannot be accurately valued in accordance with the Pricing Procedures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price. The money market demand accounts are priced at cost and are generally classified as Level 1 investments.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and Secondary Fund Investments

Primary investments are commitments to new private equity, private credit, or other private funds. Secondary investments are purchases of existing interests that are acquired on the secondary market. Primary or secondary investments in private equity funds are generally valued based on the latest NAV reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of an investment in a private equity fund based on NAV or its equivalent if the NAV of the private equity fund is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

of valuations of the investments in private equity funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private equity funds existed, and the differences could be material. New purchases of primary or secondary investments in private equity funds will be valued at acquisition cost initially until a NAV is provided by the third-party fund manager or General Partner. The Fund will review any cash flows since the reference date of the last NAV for a private equity fund received by the Fund from a third-party manager (“Portfolio Fund Manager”) until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such secondary purchases of interests in closed-end private funds (“Portfolio Funds”), the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private equity fund which is reasonably available at the time the Fund values its investments. Portfolio Funds’ Managers only provide determinations of the net asset values of the Portfolio Funds on a monthly or quarterly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Co-Investments

Co-investments are minority investments in a company made by investors alongside a private equity fund manager or venture capital firm. Co-investments in private equity funds may be valued based on the latest NAV reported by the third-party fund manager or General Partner. In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the end of each reporting period. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of March 31, 2022.

Shareholder Subscriptions – Shareholder subscriptions received in advance are comprised of cash received on or prior to March 31, 2022 for which shares are issued on April 1, 2022. Shareholder subscriptions received in advance do not participate in the earnings of the Fund until shares are issued.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

3. Fair Value Disclosures

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in private equity investments are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund agreements and/or subscription agreements and based on the operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of March 31, 2022:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Private Investments**	$115,250,673	$—	$—	$57,564,880	$172,815,553
Exchange Traded Funds	—	3,037,000	—	—	3,037,000
Short-Term Investments	—	42,163,006	—	—	42,163,006
Total	$115,250,673	$45,200,006	$—	$57,564,880	$218,015,559

*

Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

**	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

The following is a summary of valuation inputs used to measure the Fund’s other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of March 31, 2022:

Type	Level 1	Level 2	Level 3	Total
Forward foreign currency contract	$—	$(4,829)	$—	$(4,829)
	$—	$(4,829)	$—	$(4,829)

Transfers into Level 3 during the period represent investments being valued by management using unobservable inputs as an adjustment to reported fair values. There were no transfers out of Level 3 during the period.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance April 1, 2021	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Contributions	Sales or Distributions	Net realized gain	Change in net unrealized appreciation	Ending balance March 31, 2022
Private Investments	$16,621,634	$24,573,677	$—	$20,657,085	$(6,185,908)	$447,983	$1,450,410	$57,564,880

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2022 is $1,456,528.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2022:

Level 3 Investments	Fair Value as of March 31, 2022	Valuation Technique	Unobservable Inputs	Range of Inputs	Discount Rate/ Price	Impact to Valuation from an Increase in Input
Co-Investments
ACP Hyperdrive Co-Invest, LLC	$2,500,000	Market Approach	Cost	Not Applicable	Not Applicable	Not Applicable
Ashgrove Specialty Lending Investments I	$982,280	Market Approach	Reported Fair Value of Related Private Investment	Not applicable	Not applicable	Increase
Biloxi Co-Investment Partners, LP	$1,453,642	Market Approach	Cost	Not Applicable	Not Applicable	Not Applicable
Ecoville Investments Limited	$2,002,500	Income Approach & Market Yield Analysis	Selected Market Yields	9.91% - 10.41%	Not applicable	Increase
Enak Aggregator, LP	$2,772,887	Market Approach	Cost	Not applicable	Not applicable	Not applicable
Falcon Co-Investment Partners, LP	$2,898,551	Market Approach	Cost	Not applicable	Not applicable	Not applicable
Palmer Square Loan Funding 2021-3, Ltd.	$1,829,524	Discounted Cash Flow	Default Rate	0.75% - 1.25%	Not applicable	Decrease
			Recovery Rate	65.0% - 75.0%	Not applicable	Increase
			Prepayment Rate	15.0% - 25.0%	Not applicable	Increase
			Hold Period	0 -2 years	Not applicable	Decrease
			Interest Rate/Discount Margin	16.00% - 16.54%	Not applicable	Decrease
Polaris Newco	$1,980,000	Income Approach & Market Yield Analysis	EBITDA Multiple	14.50x - 15.00x	Not applicable	Increase

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Level 3 Investments	Fair Value as of March 31, 2022	Valuation Technique	Unobservable Inputs	Range of Inputs	Discount Rate/ Price	Impact to Valuation from an Increase in Input
			Selected Market Spreads	7.90% - 8.65%	Not applicable	Increase
Sand Trust Series 21-1A, Class SUB	$1,069,272	Discounted Cash Flow	Default Rate	1.00% - 1.50%	Not applicable	Decrease
			Recovery Rate	65.0% - 75.0%	Not applicable	Increase
			Prepayment Rate	15.0% - 25.0%	Not applicable	Increase
			Reinvestment Spread	3.50%	Not applicable	Increase
			Reinvestment Price	99.00	Not applicable	Decrease
			Hold Period	Reinvest + 36 months	Not applicable	Decrease
			Call Price	99.00	Not applicable	Decrease
The Global Atlantic Financial Group, LLC	$3,800,000	Market Approach	Book Value Multiple	1.1x	Not applicable	Increase
US Hospitality Publishers, Inc.	$1,511,816	Income Approach & Market Yield Analysis	EBITDA Multiple	11.00x - 11.50x	Not applicable	Increase
Veregy Parent, LLC	$3,000,000	Market Approach*	Entry Multiple	9.1x	Not applicable	Increase
			Precedent Transactions	12.1x	Not applicable	Increase
			Publicly Traded Comparisons	12.1x - 14.5x	Not applicable	Increase
Primary Funds
Overbay Fund XIV Offshore, LP	$2,715,280	Market Approach	Discount Factor	Not applicable	4.96%	Decrease
Westcap Strategic Operator U.S. Feeder Fund, LP	$11,805,826	Market Approach	Recent Transaction Price	Not applicable	104.25	Increase
Whitehorse Liquidity Partners V, LP	$792,893	Market Approach	Cost	Not Applicable	Not Applicable	Not Applicable
Secondary Funds
BRCE SPV I, LLC	$244,959	Terms of Structured Deal	Residual Interest Calculation	Not applicable	10%	Increase
Forrest Holdings I, LP - Class A	$1,616,142	Market Approach	Total Value to Paid In (TVPI) Offer	Not applicable	1.31x	Increase
Forrest Holdings I, LP - Class B	$3,255,000	Market Approach	Total Value to Paid In (TVPI) Offer	Not applicable	2.17x	Increase
Global Infrastructure Partners II-C, LP	$1,012,542	Market Approach	Adjustable Capital Balance	Not Applicable	Not Applicable	Not Applicable
Graphite Capital Partners VIII D, LP	$5,140,337	Terms of Structured Deal	Contingent Payment Calculation	Not applicable	35%	Decrease
Overbay Fund XIV Offshore (AIV), LP	$5,181,429	Market Approach	Discount Factor	Not applicable	7.21%	Decrease
Total Level 3 Investments	$57,564,880

* Weighted allocations of market approach of entry multiple, precedent transactions, and publicly traded comparisons were 30%, 40%, and 30%, respectively.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Investments*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
AP DSB Co-Invest II, LP	Private equity co-investment	$4,768,120	$40,500	Subject to General Partner consent	Not Applicable	Not Applicable
Ashgrove Speciality Lending Investments I - Designated Activity Company Debt[1]	Private debt co-investment	—	1,459,321 GBP	Subject to General Partner consent	Not Applicable	Not Applicable
Ashgrove Speciality Lending Investments I - Designated Activity Company Equity[1]	Private equity co-investment	—	364,830 GBP	Subject to General Partner consent	Not Applicable	Not Applicable
Ashgrove Speciality Lending Fund I SCSp RAIF1,2,3	Private credit	400,139	1,650,000 EUR	Subject to General Partner consent	Not Applicable	Not Applicable
Avista Capital Partners V, LP	Private equity primary	3,871,095	$1,021,502	Subject to General Partner consent	Not Applicable	Not Applicable
BW Colson Co-Invest Feeder (Cayman), LP	Middle market byout	4,237,743	—	Subject to General Partner consent	Not Applicable	Not Applicable
CL Oliver Co-Invest I, LP	Private credit	997,203	1,063,437	Subject to General Partner consent	Not Applicable	Not Applicable
Coller Credit Opportunities I - Annex I, SLP	Private credit	3,216,613	1,126,133	Subject to General Partner consent	Not Applicable	Not Applicable
Coller Credit Opportunities I - B, LP	Private credit primary	1,273,112	3,825,591	Subject to General Partner consent	Not Applicable	Not Applicable
Coller International Partners VI Feeder Fund, LP - Class A	Private equity secondary	1,425,366	1,058,896	Subject to General Partner consent	Not Applicable	Not Applicable
Coller International Partners VII Feeder Fund, LP - Series B	Private equity secondary	2,672,377	1,244,187	Subject to General Partner consent	Not Applicable	Not Applicable
Coyote 2021, LP	Middle market byout	7,634,095	393,776	Subject to General Partner consent	Not Applicable	Not Applicable
EnCap Energy Transition Fund 1-A, LP	Private equity buyout	2,886,564	2,787,872	Subject to General Partner consent	Not Applicable	Not Applicable
Grain Spectrum Holdings III (Cayman), LP	Infrastructure primary	2,369,316	586,040	Subject to General Partner consent	Not Applicable	Not Applicable
ISH Co-Investment Aggregator, LP	Private equity primary	2,427,658	692,308	Subject to General Partner consent	Not Applicable	Not Applicable
KH Aggregator, LP	Private equity structured secondary	5,387,154	—	Subject to General Partner consent	Not Applicable	Not Applicable
Lynx EBO Fund I (A), LLC	Opportunistic credit fund	2,327,397	—	Subject to General Partner consent	Not Applicable	Not Applicable
OceanSound Partners Fund, LP	Private equity primary	2,805,903	876,745	Subject to General Partner consent	Not Applicable	Not Applicable
OceanSound Partners Co-Invest II, LP - Series B	Private equity co-investment	2,491,234	500,000	Subject to General Partner consent	Not Applicable	Not Applicable
Onex OD Co-Invest, LP	Direct private equity buyout	4,261,765	—	Subject to General Partner consent	Not Applicable	Not Applicable
Onex Structured Credit Opportunities International Fund I, LLC	Private equity buyout	1,647,173	440,000	Subject to General Partner consent	Not Applicable	Not Applicable
Overbay Fund XIV (AIV III), LP	Primary equity secondary	2,988,115	170,407	Subject to General Partner consent	Not Applicable	Not Applicable
PIMCO DSCO Fund II Offshore Feeder, LP	Opportunistic credit fund	4,739,009	—	Quarterly	60 days	Not Applicable
Porcupine Holdings, LP - Class A	Private equity secondary	3,047,201	2,075,472	Subject to General Partner consent	Not Applicable	Not Applicable
Porcupine Holdings, LP - Class B	Private equity secondary	2,498,782	—	Subject to General Partner consent	Not Applicable	Not Applicable
Post Limited Term High Yield Fund, LP	Senior credit fund	6,002,964	—	Monthly	30 days	Not Applicable
Project Stream Co-Invest Fund, LP	Private equity co-investment	2,231,564	—	Subject to General Partner consent	Not Applicable	Not Applicable
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.	Alternative strategy tail hedge	5,141,943	—	Monthly	35 days	Six months
SEP Hamilton III Aggregator, LP	Direct private equity buyout	6,364,169	—	Subject to General Partner consent	Not Applicable	Not Applicable
SEP Skyhawk Fund III Aggregator, LP	Private equity primary	529,660	—	Subject to General Partner consent	Not Applicable	Not Applicable
Sumeru Equity Partners Fund III, LP	Private equity primary	2,402,947	605,658	Subject to General Partner consent	Not Applicable	Not Applicable

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Private Investments*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Sumeru Equity Partners Fund IV, LP1	Private equity primary	$—	$4,000,000	Subject to General Partner consent	Not Applicable	Not Applicable
VCPF III Co-Invest 1-A, LP	Private credit	2,569,539	—	Subject to General Partner consent	Not Applicable	Not Applicable
Voloridge Sustainability Fund, LP	Quantitative strategy fund	4,501,634	—	Monthly	90 days	Not Applicable
WestCap Cerebral Co-Invest 2021, LLC	Private equity primary	658,647	—	Subject to General Partner consent	Not Applicable	Not Applicable
WestCap LoanPal Co-Invest 2020, LLC	Direct growth equity	5,709,322	—	Subject to General Partner consent	Not Applicable	Not Applicable
WestCap Strategic Operator Fund II, LP	Private equity primary	2,703,929	3,486,112	Subject to General Partner consent	Not Applicable	Not Applicable
Whitehorse Liquidity Partners IV, LP	Structured secondary fund	3,811,168	2,687,481	Subject to General Partner consent	Not Applicable	Not Applicable
Wildcat 21 Co-Invest Fund, LP	Private equity co-investment	2,250,053	—	Subject to General Partner consent	Not Applicable	Not Applicable

*	Refer to the Schedule of Investment for industry classifications of individual securities.
[1]	As of March 31, 2022, the investment has been committed to but not yet funded by the Fund.

4. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2022 were $81,864,750 and $24,452,547, respectively.

5. Investment Management and Other Agreements

Pursuant to an Investment Management Agreement, the Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Investment Management Fee is equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month. During the year ended March 31, 2022, the Fund incurred $2,734,235 in investment management fees.

The Adviser has entered into an Investment Consultant Agreement with Aksia CA, LLC (f/k/a Aksia TorreyCove Partners, LLC) (the “Investment Consultant”) to assist the Adviser with sourcing, evaluating, and selecting investments for the Fund’s portfolio. Currently, a high concentration of the Fund’s investments are sourced by the Investment Consultant. In consideration for services provided, the Adviser will pay the Investment Consultant a monthly fee of 0.375%, on an annualized basis, of the Fund’s average daily Managed Assets.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”).

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses in respect of any Class of Shares for any month, exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of common shareholders.

The Expense Limitation Agreement is in effect until January 1, 2024, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. During the year ended March 31, 2022, the Adviser did not recoup any expenses. As of March 31, 2022, $257,589 is subject to recoupment through March 31, 2025 and $212,610 is subject to recoupment through March 31, 2024. Additionally, $108,567 of the $109,067 waived organizational costs, incurred as of October 29, 2020, is subject to recoupment through October 29, 2023. The remaining $500 was voluntarily waived by the Adviser and is not subject to recoupment.

Offering costs consist of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, insurance, and fees paid to be listed on an exchange. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. During the year ended March 31, 2022, $128,572 of offering costs has been expensed subject to the Fund’s Expense Limitation Agreement.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $30,000 per year. In addition, the Fund pays an additional retainer of $2,500 per year to the Chairman of the Audit Committee and to the Chairman of the Nominating Committee. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

The Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class II Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class II Shares (the “Distribution and Servicing Fee”) to Foreside Financial Services, LLC (the “Distributor”) and/or other qualified recipients. Class I Shares are not subject to the Distribution and Servicing Fee. Foreside Financial Services, LLC acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Class II Shares of the Fund. For the period ended March 31, 2022, distribution and service fees incurred are disclosed on the Statement of Operations.

The Adviser may make payments from its resources, which include a portion of the Investment Management Fee, to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser. Additionally, the Adviser pays from its own assets a fee calculated as a percentage of the Investment Management Fee to certain third-party investors in exchange for those investors providing initial seed capital investments to the Predecessor Fund. Pursuant to these arrangements, the Adviser pays a quarterly fee to the seed capital investors that is contingent upon certain required minimum investments by such investors. As of March 31, 2022, these investors own more than five percent of the Fund’s outstanding shares and, as a result, are considered to be affiliates of the Fund.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as the Fund’s Custodian.

Certain officers and trustees of the Fund are also officers of the Adviser.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2022 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliates	Beginning Fair Value April 1, 2021	Purchases or Contributions	Sales or Distributions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending Fair Value March 31, 2022	Investment Income
OceanSound Partners Co-Invest II, LP - Series B	$—	$2,519,844	$—	$(28,610)	$—	$2,491,234	$—
Overbay Fund XIV Offshore (AIV), LP	5,757,998	—	(2,326,463)	1,749,894	—	5,181,429	—
Total Non-Controlled Affiliates	$5,757,998	$2,519,844	$(2,326,463)	$1,721,284	$—	$7,672,663	$—

7. Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Additional information on each restricted investment held by the Fund on March 31, 2022 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
ACP Hyperdrive Co-Invest, LLC	March 7, 2022	$2,510,024	$2,500,000	1.1%
AP DSB Co-Invest II, LP	July 30, 2021	3,014,243	4,768,120	2.2%
Ashgrove Speciality Lending Fund I SCSp RAIF	December 17, 2021	422,878	400,139	0.2%
Ashgrove Speciality Lending Investments I	July 8, 2021	979,081	982,280	0.4%
Avista Capital Partners V, LP	March 16, 2021	2,982,498	3,871,095	1.8%
Biloxi Co-Investment Partners, LP	August 13, 2021	1,458,481	1,453,642	0.7%
BRCE SPV I, LLC	May 22, 2020	55,558	244,959	0.1%
BW Colson Co-Invest Feeder (Cayman), LP	March 15, 2021	3,049,786	4,237,743	1.9%
CL Oliver Co-Invest I, LP	May 27, 2021	944,238	997,203	0.5%
Coller Credit Opportunities I - B, LP	January 5, 2022	1,184,343	1,273,112	0.6%
Coller Credit Opportunities I - Annex I, SLP	July 29, 2021	2,808,667	3,216,613	1.5%
Coller International Partners VI Feeder Fund, LP - Class A	October 1, 2020	406,122	1,425,366	0.6%
Coller International Partners VII Feeder Fund, LP - Series B	October 1, 2020	650,835	2,672,377	1.2%
Coyote 2021, LP	March 29, 2021	2,613,058	7,634,095	3.5%
Ecoville Investments Limited	February 24, 2022	1,986,967	2,002,500	0.9%
Enak Aggregator, LP	January 18, 2022	2,861,507	2,772,887	1.2%
EnCap Energy Transition Fund 1-A, LP	April 21, 2021	1,866,327	2,886,564	1.3%
Falcon Co-Investment Partners, LP	January 26, 2022	2,908,067	2,898,551	1.3%

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Forrest Holdings I, LP - Class A	March 17, 2021	$560,600	$1,616,142	0.7%
Forrest Holdings I, LP - Class B	March 17, 2021	1,504,911	3,255,000	1.5%
Global Infrastructure Partners II-C, LP	January 14, 2022	405,295	1,012,542	0.5%
Grain Spectrum Holdings III (Cayman), LP	October 28, 2020	2,422,272	2,369,316	1.1%
Graphite Capital Partners VIII D, LP	June 30, 2020	1,848,183	5,140,337	2.3%
ISH Co-Investment Aggregator, LP	May 6, 2021	2,311,692	2,427,658	1.1%
KH Aggregator, LP	November 30, 2020	3,668,613	5,387,154	2.4%
Lynx EBO Fund I (A), LLC	December 18, 2020	1,731,663	2,327,397	1.1%
OceanSound Partners Co-Invest II, LP - Series B	November 5, 2021	2,519,844	2,491,234	1.1%
OceanSound Partners Fund, LP	December 27, 2021	2,225,234	2,805,903	1.3%
Onex OD Co-Invest, LP	November 9, 2020	3,511,271	4,261,765	1.9%
Onex Structured Credit Opportunities International Fund I, LLC	May 11, 2021	1,477,754	1,647,173	0.7%
Overbay Fund XIV (AIV III), LP	March 26, 2021	1,247,915	2,988,115	1.4%
Overbay Fund XIV Offshore (AIV), LP	January 5, 2021	888,833	5,181,429	2.3%
Overbay Fund XIV Offshore, LP	January 22, 2021	1,656,169	2,715,280	1.2%
Palmer Square Loan Funding 2021-3, Ltd.	July 9, 2021	2,004,000	1,829,524	0.8%
PIMCO DSCO Fund II Offshore Feeder, LP	June 30, 2020	4,205,485	4,739,009	2.1%
Polaris Newco	June 18, 2021	1,944,556	1,980,000	0.9%
Porcupine Holdings, LP - Class A	December 29, 2021	2,608,331	3,047,201	1.4%
Porcupine Holdings, LP - Class B	December 29, 2021	2,010,512	2,498,782	1.1%
Post Limited Term High Yield Fund, LP	January 1, 2021	6,000,000	6,002,964	2.7%
Project Stream Co-Invest Fund, LP	October 1, 2021	2,237,313	2,231,564	1.0%
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.	January 28, 2022	5,004,000	5,141,943	2.3%
Sand Trust Series 21-1A - Class SUB	November 6, 2021	1,004,000	1,069,272	0.5%
SEP Hamilton III Aggregator, LP	August 17, 2020	2,519,336	6,364,169	2.9%
SEP Skyhawk Fund III Aggregator, LP	August 24, 2021	510,356	529,660	0.2%
Sumeru Equity Partners Fund III, LP	December 8, 2020	1,956,286	2,402,947	1.1%
The Global Atlantic Financial Group, LLC	January 1, 2021	3,506,644	3,800,000	1.7%
US Hospitality Publishers, Inc.	January 11, 2021	1,540,424	1,511,816	0.7%
VCPF III Co-Invest 1-A, LP	May 13, 2021	2,399,002	2,569,539	1.2%
Veregy Parent, LLC	November 3, 2020	3,005,300	3,000,000	1.4%
Voloridge Sustainability Fund, LP	November 1, 2020	5,000,000	4,501,634	2.0%
WestCap Cerebral Co-Invest 2021, LLC	June 17, 2021	254,286	658,647	0.3%
WestCap LoanPal Co-Invest 2020, LLC	December 18, 2020	2,420,540	5,709,322	2.6%
WestCap Strategic Operator Fund II, LP	July 31, 2021	2,512,448	2,703,929	1.2%
WestCap Strategic Operator U.S. Feeder Fund, LP	February 5, 2021	5,290,028	11,805,826	5.3%

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Whitehorse Liquidity Partners IV, LP	November 10, 2020	$2,421,618	$3,811,168	1.7%
Whitehorse Liquidity Partners V, LP	February 4, 2022	796,894	792,893	0.4%
Wildcat 21 Co-Invest Fund, LP	August 13, 2021	2,255,261	2,250,053	1.0%
		$124,089,549	$172,815,553	78.1%

8. Capital Share Transactions

The Fund’s Shares are generally offered for purchase once per month at the NAV per Share as of the last business day of such month, except that Shares may be offered more of less frequently as determined by the Board in its sole discretion. The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund provides a limited degree of liquidity to common shareholders by conducting semi-annual repurchase offers pursuant to Rule 23c-3 of the 1940 Act (each a “Required Repurchase Offer”), as well as discretionary repurchase offers. While the Board may consider the recommendation of the Adviser, discretionary repurchase offers will be made at the sole discretion of the Board.

Each Required Repurchase Offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, common shareholders will have their Shares repurchased on a pro rata basis, and tendering common shareholders will not have all of their tendered Shares repurchased by the Fund.

The Adviser also anticipates recommending to the Board that, under normal market circumstances, the Fund conduct periodic repurchase offers of no more than 5% of the Fund’s net assets generally for each calendar quarter following a Required Repurchase Offer (each, a “Discretionary Repurchase”). In determining whether the Fund should offer a Discretionary Repurchase, the Board may consider the recommendation of the Adviser as well as a variety of other operational, business and economic factors. While it is anticipated that each Discretionary Repurchase will be offered for each calendar quarter following a Required Repurchase Offer (i.e. twice per year), any Discretionary Repurchase of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. As a result, Discretionary Repurchases may be offered at any amount, as determined by the Board, or not at all. The Fund may also elect to repurchase less than the full amount that a common shareholder requests to be repurchased. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a common shareholder at any time prior to the day immediately preceding the one-year anniversary of the common shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a common shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

During the year ended March 31, 2022, the Fund completed four repurchase offers. The results of those were as follows:

	Required Repurchase Offer	Discretionary Repurchase Offer	Required Repurchase Offer	Discretionary Repurchase Offer
Commencement Date	April 16, 2021	July 23, 2021	October 15, 2021	February 10, 2022
Repurchase Request Deadline	May 17, 2021	August 20, 2021	November 19, 2021	March 11, 2022
Repurchase Pricing Date	May 28, 2021	September 3, 2021	November 26, 2021	March 18, 2022

Repurchase Pricing Date Net Asset Value - Class I	$33.04	$36.77	$38.68	$38.81
Repurchase Pricing Date Net Asset Value - Class II	Not Applicable	Not Applicable	Not Applicable	$38.79
Shares Repurchased - Class I	26,058	1,646	—	40,466
Shares Repurchased - Class II	Not Applicable	Not Applicable	Not Applicable	—
Value of Shares Repurchased - Class I	$861,067	$60,511	$—	$1,570,673
Value of Shares Repurchased - Class II	Not Applicable	Not Applicable	Not Applicable	$—
Percentage of Shares Repurchased - Class I	0.73%	0.04%	0.00%	0.75%
Percentage of Shares Repurchased - Class II	Not Applicable	Not Applicable	Not Applicable	0.00%
Percentage of Shares Repurchased - Total Fund	0.73%	0.04%	0.00%	0.73%

9. Commitments

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2022, the Fund had unfunded commitments in the amounts of $39,641,456, 1,650,000 euros, and 2,431,243 pounds sterling.

10. Federal Tax Information

At March 31, 2022, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Bow River Capital Evergreen Fund
Cost of investments	$170,427,261
Gross unrealized appreciation	$49,665,016
Gross unrealized depreciation	(2,076,718)
Net unrealized appreciation/(depreciation)	$47,588,298

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications are due primarily to Partnership and PFIC basis adjustments.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

For the year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to Paid-In Capital and total distributable earnings/(deficit) as follows:

	Paid-In Capital	Total Distributable Earnings/(Deficit)
Bow River Capital Evergreen Fund	$531,318	$(531,318)

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Bow River Capital Evergreen Fund
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses, including straddles	(1,077,196)
Unrealized appreciation/(depreciation) on investments	34,304,856
Total accumulated earnings/(deficit)	$33,227,660

The tax character of distributions paid during the tax year ended September 30, 2021 were as follows:

Bow River Capital Evergreen Fund
9/30/2021
Distributions paid from:
Ordinary income	$—
Return of Capital	—
Net long term capital gains	—
Total distributions paid	$—

The Fund has $1,077,196 in Qualified late-year losses, which are deferred until Tax year 2022 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

11. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

12. Other Derivative Information

The average quarterly notional value of forward foreign currency contracts as of March 31, 2022 was $4,053,960. The notional value outstanding as of March 31, 2022 was $3,933,600.

The effects of forward foreign currency contracts on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations (“SOP”). The Fund engaged in forward foreign currency contracts during the year ended March 31, 2022. $4,829 of unrealized depreciation on forward currency contracts listed in the liabilities section of the SAL is subject to forward foreign exchange contract risk. $155,100 in net realized gain on forward foreign currency contracts and $18,001 in the change in unrealized appreciation on forward foreign currency contract as listed in the SOP are each subject to forward foreign exchange contract risk.

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of March 31, 2022, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis; therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets	Derivative (Liabilities)		Collateral Pledged
Counterparty	Forward Foreign Exchange Contracts	Forward Foreign Exchange Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Cash	Net Amount
Bannockburn Global Forex, LLC	$—	$(4,829)	$(4,829)	$—	$—	$—

13. Revolving Credit Facility

On July 14, 2021, the Fund entered into a committed revolving line of credit agreement (“Credit Agreement”) with UMB Bank, n.a. (the “UMB Bank”) effective until July 14, 2023. The Fund may borrow an amount up to the lesser of $10,000,000 or 100% of the value of the Fund’s unencumbered U.S. Dollar denominated cash held at UMB Bank or its affiliates, plus 60% of the value of Fund’s liquid exchange-traded funds and other publicly-traded, liquid, investment grade equities listed on any tier of The Nasdaq Stock Market, the NYSE American or the New York Stock Exchange (NYSE), or any successor of such exchanges, plus 20% of the value of Fund’s semi-liquid assets (as defined in the Fund’s registration statement) that may be liquidated within 90 days. The interest rate on borrowings from the Credit Agreement is equal to the Prime Rate, subject to 3.50% rate floor, per annum. During the year ended March 31, 2022, there were no borrowings. For the fiscal year ended March 31, 2022, $18,777 in unused borrowing fees were incurred.

14. Risk Factors

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Private Equity Risk – There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors, like the Fund, may not be able to make a fully informed investment decision.

Private Credit Risk – Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Semi-Liquid Investment Risk – Semi-liquid investments do not offer investors full liquidity (i.e. such investments typically only offer monthly or quarterly liquidity).

General Economic and Market Conditions – The success of the Fund’s activities may be materially affected by general economic and market conditions, including interest rates, inflation rates, economic uncertainty, availability of credit, financial market volatility, changes in laws and national and international political circumstances. The stability and sustainability of growth in global economies may be impacted by terrorism or acts of war. The availability, unavailability or hindered operation of external credit markets, equity markets and other economic systems which the Fund may depend upon to achieve its objectives may have a significant negative impact on the Fund’s operations and profitability. There can be no assurance that such markets and economic systems will be available or will be available as anticipated or needed for the Fund to operate successfully. These factors may adversely impact the performance and growth prospects for Fund Investments.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks of the Fund and Fund Investments.

Direct Investments Risk – The Fund may make direct investments on an opportunistic basis. There can be no assurance that the Fund will be given direct investment opportunities, or that any direct investment offered to the Fund would be appropriate or attractive to the Fund. Direct investments generally are more concentrated than investments in portfolio companies, which generally hold multiple portfolio companies. Due diligence will be conducted on direct investment opportunities; however, the Adviser or Investment Consultant may not have the ability to conduct the same level of due diligence applied to portfolio company investments. In addition, there may be limited opportunities to negotiate the terms of such direct investments. However, in instances where the terms of a direct investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or Investment Consultant, as applicable, generally will rely on the portfolio company manager or sponsor offering such direct investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the direct investment.

Secondary Investments Risk – The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Primary Fund Commitments Risk – The commitment to invest in newly created private equity funds, private credit funds, or other private funds, exposes the Fund to the risk of investing in funds with limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability to evaluate past performance or to validate the investment strategies will be limited.

Exchange-Traded Funds Risk – The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Money Market Funds Risk – An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares – The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting semi-annual repurchase offers and periodic repurchase offers made at the sole discretion of the Board, a Common Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. Furthermore, discretionary repurchases are made at the discretion of the Board and therefore, may not occur. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund, as well as periodically at the sole discretion of the Board. Shares are considerably less liquid than Shares of funds that trade on a stock exchange or Shares of open-end registered investment companies and are therefore, suitable only for investors who can bear the risks associated with illiquid shares and should be viewed as a long-term investment.

Non-Diversified Status – The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Valuation Risk – The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. A large percentage of the securities in which the Fund invest will not have a readily ascertainable market price and will be fair valued by the Portfolio Fund Manager. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund Manager, the accuracy of the valuations provided by the Portfolio Fund Managers, that the Portfolio Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Portfolio Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Portfolio Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Capital Call Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the underlying fund. If the Fund defaults on its commitment to an underlying fund or fails to satisfy capital calls to an underlying fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the underlying fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy, (ii)

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Fund Investments (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Currency Risk – Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Foreign Investments and Emerging Markets Risk – The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Derivatives and Hedging – The Fund may invest and trade in a variety of derivative instruments to hedge the Fund’s primary Fund Investments, including options, swaps, futures contracts, forward agreements and other derivatives contracts. Derivatives are financial instruments or arrangements in which the risk and return are related to changes in the value of other assets, reference rates or indices. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Adviser could present significant risks, including the risk of losses in excess of the amounts invested. The Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

LIBOR Transition Risk – Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Recent Market and Economic Developments – The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s and Portfolio Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2022

Large Shareholder Risk – From time to time, and at present, a significant percentage of the Fund’s shares may be owned or controlled by one or more large shareholders, including shareholders that are affiliated with either the Fund, the Adviser, or both. Accordingly, in these instances, the Fund is subject to increased risks related to potential large-scale outflows as the result of participation in fund repurchase offers by these significant shareholders. Although the Fund’s structure mitigates this risk by only providing liquidity through Required Repurchases and Discretionary Repurchases, transactions to accommodate outflows associated with repurchase participation by these large shareholders could cause the fund to sell portfolio investments at inopportune times, potentially negatively affecting the Fund’s net asset value and performance. In the case of investments by affiliates of the Fund or Adviser, conflicts of interest may exist, including the possibility that the Fund will be able to attract more assets from third-party investors because of the affiliate’s investment, thereby growing the Fund and increasing the management fees received by the Adviser.

15. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, Great Western Bank and First Premier Bank., for the benefit of their customers, owned 48.50%, and 48.39%, respectively, of Class II Shares of the Fund. No persons or entities own, either directly or indirectly, more than 25% of the outstanding shares of Class I.

16. Subsequent Events

Effective April 1, 2022 there were subscriptions to Class I Shares in the amount of $8,513,000 and $1,152,500 to Class II Shares. Effective May 1, 2022 there were subscriptions to Class I Shares in the amount of $6,085,000 and $1,531,700 to Class II Shares.

On May 31, 2022, the Fund completed a Required Repurchase Offer. At the time of this report mailing, the results of the offer were not known. The results of the offer will be disclosed in the semi-annual report to shareholders dated September 30, 2022.

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there were no other subsequent events that require disclosure in or adjustment to the financial statements.

Bow River Capital Evergreen Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Bow River Capital Evergreen Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bow River Capital Evergreen Fund (the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, private investment counterparties, and brokers; when replies were not received from underlying private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 31, 2022

Bow River Capital Evergreen Fund

Trustees and Officers

March 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy May	Chairman and Trustee	Since Inception	Founder and CEO of Paralel Technologies, LLC (a fintech firm) and its wholly owned subsidiaries, Paralel Advisors (a registered investment adviser) and Paralel Distributors (a registered broker/dealer) (Since October 2019); Previously, President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. (1995 to 2019).	1

Russell Investment Company and Russell Investment Funds (40 funds) (since 2021); New Age Alpha ETF Trust (since 2020); Reaves Utility Income Fund (2009 to 2021); ALPS Series Trust (9 funds) (2012 to 2021); RiverNorth Opportunities Fund, Inc. (2018 to 2019).

Michael Imhoff	Trustee	Since Inception	Managing Director of Stifel (full service investment firm) (Since 2015); Previously, other roles at Stifel (Since 1985).	1	N/A
Jack Swift	Trustee	Since Inception	President and Senior Partner of The TIFiN Group (a fintech capital business) (Since 2019); Previously, Partner and President of Crestone Capital, LLC (investment management and wealth advisory firm) (2016 to 2019); Managing Director, Head of Global Business Development of Pacific Current Group (a boutique asset management firm) (2010 to 2016).	1	Member Of The Board Of Advisors at Magnifi (Since 2020); Chairman of the Board at Clout (Since 2020).

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE/OFFICER
Jeremy Held***	Trustee and President	Since Inception	Managing Director, Bow River Capital (Since 2019); Previously, ALPS Advisors, Inc. (investment management company) - Chief Investment Officer (2018 to 2019); Director of Research (2007 to 2019).	1	Principal Real Estate Income Fund (Since 2017)

Bow River Capital Evergreen Fund

Trustees and Officers (Continued)
March 31, 2022 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS (Continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE/OFFICER
Rich Wham	Vice President	Since Inception	President and Chief Operating Officer, Bow River Capital (Since 2017); Previously, Partner, Westfield Company Inc. (real estate company) (2015 to 2017).	1	N/A
Jane Ingalls	Vice President and Secretary	Since Inception	Chief of Staff, Bow River Capital (since 2020); Previously, Founder and President, Artemis Consulting Group (2007 to 2020).	1	N/A
Derek Mullins	Treasurer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (since 2018); Previously, Director of Operations, ArrowMark Partners (asset management firm) (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (investment management company) (2013 to 2018).	1	N/A
John Blue	Chief Compliance Officer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2018); Previously, Sr. Vice President and Dir. of Operations and Chief Compliance Officer, 361 Capital, LLC (financial adviser) (2010 to 2018).	1	N/A
Marcie McVeigh	Assistant Treasurer	Since Inception	Associate Director of CFO Services, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2020); Assistant Vice President and Performance Measurement Manager at Brown Brothers Harriman (financial services firm) (2019 to 2020); Sr. Financial Reporting Specialist at American Century Investments (investment management firm) (2011 to 2018).	1	N/A

Bow River Capital Evergreen Fund

Trustees and Officers (Continued)
March 31, 2022 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS (Continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE/OFFICER
James Kerr	Assistant Secretary	Since March 2021	Chief Compliance Officer & Senior Counsel, Bow River Capital (since 2021); Previously, Senior Legal Counsel (2021) and Legal Counsel (2018 to 2021), Janus Henderson Investors U.S.; Associate (2017 to 2018), K&L Gates.	1	N/A

*	Each Trustee serves an indefinite term, until his successor is elected.
**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	Mr. Held is an “interested person” (as that term is defined in the 1940 Act) because of his affiliations with the Adviser.

Bow River Capital Evergreen Fund

Additional Information

March 31, 2022 (Unaudited)

Proxy Voting Policy — The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by 1-888-330-3350 or (ii) by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-330-3350.

Bow River Capital Evergreen Fund

Privacy Notice

Bow River Capital Evergreen Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

Bow River Capital Evergreen Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, Bow River Capital Evergreen Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

●	Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

●	Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

Bow River Capital Evergreen Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

●	Your name, address, and social security number;

●	Proprietary information regarding your beneficiaries;

●	Information regarding your earned wages and other sources of income;

●	The composition and value of your managed portfolio;

●	Historical information we receive and maintain relating to transactions made on your behalf by Bow River Capital Evergreen Fund, your custodian, or others;

●

Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom Bow River Capital Evergreen Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Bow River Capital Evergreen Fund

Privacy Notice (Continued)

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

●	If you request or authorize the disclosure of the information;

●	To provide investor account services or account maintenance;

●	To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

●	To perform services for the Fund, or on its behalf, to maintain business operations and services;

●	To help us to prevent fraud;

●	With attorneys, accountants, and auditors of the Fund;

●	To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Bow River Capital Evergreen Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact John Blue, Chief Compliance Officer of Bow River Capital Evergreen Fund at jb@pineadvisorsolutions.com.

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Adviser:
Bow River Capital Asset Management LLC
205 Detroit Street, Suite 800
Denver, CO 80206

Distributor:
Foreside Financial Services, LLC
3 Canal Plaza #100
Portland, ME 04101

(b)  There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Jeremy May is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the Registrant’s last two fiscal years were as follows:

(a)	Audit Fees.

Fiscal year ended March 31, 2022	$82,500
Fiscal year ended March 31, 2021	$45,000

(b)  Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2022	$0
Fiscal year ended March 31, 2021	$0

(c)	Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2022	$28,000
Fiscal year ended March 31, 2021	$20,000

(d) All Other Fees.

Fiscal year ended March 31, 2022	$0
Fiscal year ended March 31, 2021	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Jeremy Held

Jeremy Held, CFA, is currently responsible for Bow River Capital’s registered asset management business including investment oversight, research and product development. Prior to joining Bow River Capital in 2019, Mr. Held was the Director of Research and Chief Investment Officer at ALPS Advisors, a Denver-based asset manager that specializes in registered fund vehicles focused on real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and helped lead a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. Mr. Held has a strong track record launching innovative investment products, including the world’s first Master Limited Partnership (“MLP”) Exchange-Traded Fund (“ETF”), as well as the first Listed Private Equity (“LPE”) mutual fund. Mr. Held was ultimately responsible for all aspects of the ALPS Advisors business, overseeing 44 registered investment companies and more than $20 billion in assets. Mr. Held has significant investment oversight experience, advising several registered mutual fund boards and serving as President of Red Rocks Capital, a wholly- owned subsidiary of ALPS focused on Listed Private Equity investments.

Mike Trihy

Mike Trihy, CFA, CAIA, serves as a Director and Portfolio Manager at Bow River Capital, and is currently responsible for portfolio construction and investment research for the Fund. Prior to joining Bow River Capital in 2019, Mr. Trihy was a Portfolio Manager at Partners Group, a Swiss-based global private markets manager. Mike joined Partners Group in January 2017 and was responsible for the day-to-day portfolio management for separate account and evergreen fund mandates in the Americas region, including the largest private equity-focused tender offer fund globally. During his time as Portfolio Manager, the evergreen funds under his mandate delivered consistent total returns with low levels of volatility, while maintaining appropriate liquidity and a high level of portfolio diversification. He has constructed portfolios across multiple asset classes, including private equity, real assets, private credit, and liquid investments (equity and credit). Before his time at Partners Group, Mr. Trihy and Mr. Held worked together for six years when Mr. Trihy served as a Client Portfolio Manager at Red Rocks Capital, a Denver-based asset manager focused on Listed Private Equity investments. He was responsible for investment research and portfolio management of the firm's equity index products.

Rich Wham

Prior to joining Bow River Capital in 2017, Mr. Wham spent thirteen years as a partner at Denver-based Westfield Company where he led the capitalization of numerous real estate investments exceeding $1 billion in total value. As President and Chief Operating Officer at Bow River Capital, Mr. Wham is responsible for overseeing operations of Bow River Capital and its funds, investor relations, and engaging specialized and experienced personnel to advise on potential new fund opportunities. Additionally, he oversees the real estate group and co-chairs the advisory board for the 2017 Buyout Fund. Mr. Wham represents a “C-level” point of contact for all Bow River Capital investors.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2022:

	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Jeremy Held	0	0	0	0	0	0
Mike Trihy	0	0	0	0	0	0
Rich Wham	0	0	0	0	2 accounts with a value of $348 million	0

Potential Conflicts of Interests

The Investment Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

A competitive base salary and a performance-based bonus structure are in place for all team members. Members of the Investment Team, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of March 31, 2022:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Jeremy Held	$100,001-$500,000
Mike Trihy	$10,001-$50,000
Rich Wham	over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.
(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bow River Capital Evergreen Fund

/s/ Jeremy Held

By: Jeremy Held

Trustee, President and Chief Executive Officer

(Principal Executive Officer)

June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jeremy Held

Held By: Jeremy Held

Trustee, President and Chief Executive Officer

(Principal Executive Officer)

June 8, 2022

/s/ Derek Mullins

By: Derek Mullins

Treasurer and Chief Financial Officer

(Principal Financial Officer)

June 8, 2022